                                                                    EXHIBIT 99.6


CASE NAME:        DCM DELAWARE, INC.                               ACCRUAL BASIS

CASE NUMBER:      401-40787-BJH-11

JUDGE:            BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------


                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2001
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ JOSEPH P. TOMCZAK                                     TREASURER
----------------------------------------     -----------------------------------
Original Signature of Responsible Party                     Title

JOSEPH P. TOMCZAK                                       MAY 29, 2001
----------------------------------------     -----------------------------------
Printed Name of Responsible Party                           Date


PREPARER:

/s/ DENNIS S. FAULKNER                              ACCOUNTANT FOR DEBTOR
----------------------------------------     -----------------------------------
Original Signature of Preparer                              Title

DENNIS S. FAULKNER                                      MAY 29, 2001
----------------------------------------     -----------------------------------
Printed Name of Preparer                                    Date

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 1

CASE NUMBER:      401-40787-BJH-11

COMPARATIVE BALANCE SHEET

                                                  SCHEDULED            MONTH             MONTH              MONTH
ASSETS                                              AMOUNT             FEB-01            MAR-01            APR-01
------                                            ---------            ------            ------            ------
1.    Unrestricted Cash                                                                                            0
2.    Restricted Cash                                                                                              0
3.    Total Cash                                           0                  0                  0                 0
4.    Accounts Receivable (Net)
5.    Inventory
6.    Notes Receivable
7.    Prepaid Expenses
8.    Other (Attach List)
9.    Total Current Assets                                 0                  0                  0                 0
10.   Property, Plant & Equipment
11.   Less: Accumulated
      Depreciation/Depletion
12.   Net Property, Plant & Equipment                      0                  0                  0                 0
13.   Due From Insiders
14.   Other Assets - Net of Amortization
      (Attach List)                                        0                  0                  0                 0
15.   Other (Attach List)                                  0                  0                  0                 0
16.   Total Assets                                         0                  0                  0                 0

POST PETITION LIABILITIES

17.   Accounts Payable                                                      645                393               393
18.   Taxes Payable
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List)
23.   Total Post Petition Liabilities                                       645                393               393

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                     75,885,064         63,113,388         63,113,388        41,900,067
25.   Priority Debt
26.   Unsecured Debt
27.   Other (Attach List)                        128,928,814        128,928,814        128,929,066       128,929,152
28.   Total Pre Petition Liabilities             204,813,878        192,042,202        192,042,454       170,829,219
29.   Total Liabilities                          204,813,878        192,042,847        192,042,847       170,829,612

EQUITY

30.   Pre Petition Owners' Equity                                  (204,813,878)      (204,813,878)     (204,813,878)
31.   Post Petition Cumulative Profit Or
      (Loss)                                                               (645)              (645)             (730)
32.   Direct Charges To Equity                                       12,771,676         12,771,676        33,984,996
33.   Total Equity                                                 (192,042,847)      (192,042,847)     (170,829,612)
34.   Total Liabilities and Equity                                            0                  0                 0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        DCM DELAWARE, INC.                             SUPPLEMENT TO

CASE NUMBER:      401-40787-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                          SCHEDULED          MONTH           MONTH            MONTH
ASSETS                                                      AMOUNT          FEB-01           MAR-01           APR-01
------                                                    ---------         ------           ------           ------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                                    0               0                0                0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14               0               0                0                0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15                                   0               0                0                0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22                                0                0                0

PRE PETITION LIABILITIES

A.    Interco. Payables (FOOTNOTE)                       428,814         428,814          429,066          429,152
B.    10 3/8% Senior Sub. Notes                      105,000,000     105,000,000      105,000,000      105,000,000
C.    Sr. Sub Exchangeable Notes                      23,500,000      23,500,000       23,500,000       23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27       128,928,814     128,928,814      128,929,066      128,929,152

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 2

CASE NUMBER:      401-40787-BJH-11

INCOME STATEMENT

                                                      MONTH            MONTH             MONTH            QUARTER
REVENUES                                              FEB-01           MAR-01            APR-01            TOTAL
--------                                              ------           ------            ------           -------
1.   Gross Revenues                                                                                            0
2.   Less: Returns & Discounts                                                                                 0
3.   Net Revenue                                          0                 0                0                 0

COST OF GOODS SOLD

4.   Material                                                                                                  0
5.   Direct Labor                                                                                              0
6.   Direct Overhead                                                                                           0
7.   Total Cost Of Goods Sold                             0                 0                0                 0
8.   Gross Profit                                         0                 0                0                 0

OPERATING EXPENSES

9.   Officer / Insider Compensation                                                                            0
10.  Selling & Marketing                                                                                       0
11.  General & Administrative                                                                                  0
12.  Rent & Lease                                       645                                 85               730
13.  Other (Attach List)                                                                                       0
14.  Total Operating Expenses                           645                 0               85               730
15.  Income Before Non-Operating
     Income & Expense                                  (645)                0              (85)             (730)

OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)                                                                           0
17.  Non-Operating Expense (Att List)                                                                          0
18.  Interest Expense                                                                                          0
19.  Depreciation / Depletion                                                                                  0
20.  Amortization                                                                                              0
21.  Other (Attach List)                                                                                       0
22.  Net Other Income & Expenses                          0                 0                0                 0

REORGANIZATION EXPENSES

23.  Professional Fees                                                                                         0
24.  U.S. Trustee Fees                                                                                         0
25.  Other (Attach List)                                                                                       0
26.  Total Reorganization Expenses                        0                 0                0                 0
27.  Income Tax                                                                                                0
28.  Net Profit (Loss)                                 (645)                0              (85)             (730)

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 3

CASE NUMBER:      401-40787-BJH-11

CASH RECEIPTS AND                               MONTH           MONTH            MONTH            QUARTER
DISBURSEMENTS                                   FEB-01          MAR-01           APR-01            TOTAL
-----------------                               ------          ------           ------           -------
1.   Cash - Beginning Of Month            (SEE ATTACHED SUPPLEMENT AND FOOTNOTE)                      0

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                                                                       0

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition                                                                                     0
4.   Post Petition                                                                                    0
5.   Total Operating Receipts                      0               0                0                 0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)                                                                   0
7.   Sale of Assets                                                                                   0
8.   Other (Attach List)                                                                              0
9.   Total Non-Operating Receipts                  0               0                0                 0
10.  Total Receipts                                0               0                0                 0
11.  Total Cash Available                          0               0                0                 0

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                      0
13.  Payroll Taxes Paid                                                                               0
14.  Sales, Use & Other Taxes Paid                                                                    0
15.  Secured / Rental / Leases                                                                        0
16.  Utilities                                                                                        0
17.  Insurance                                                                                        0
18.  Inventory Purchases                                                                              0
19.  Vehicle Expenses                                                                                 0
20.  Travel                                                                                           0
21.  Entertainment                                                                                    0
22.  Repairs & Maintenance                                                                            0
23.  Supplies                                                                                         0
24.  Advertising                                                                                      0
25.  Other (Attach List)                                                                              0
26.  Total Operating Disbursements                 0               0                0                 0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                                0
28.  U.S. Trustee Fees                                                                                0
29.  Other (Attach List)                                                                              0
30.  Total Reorganization Expenses                 0               0                0                 0
31.  Total Disbursements                           0               0                0                 0
32.  Net Cash Flow                                 0               0                0                 0
33.  Cash - End of Month                           0               0                0                 0

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        DCM DELAWARE, INC.             SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 APRIL, 2001
CASE NUMBER:      401-40787-BJH-11               CASH RECEIPTS AND DISBURSEMENTS





                                               DIST LP          MFG        MGMT         HOLDING     COMP     KEVCO INC     TOTAL
                                               -------          ---        ----         -------     ----     ---------     -----

 1    CASH-BEGINNING OF MONTH                     1,483       (95,242)   26,213,696        5,010    6,050       1,000    26,131,997

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                121,372            --                                                       121,372
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                               61,354            --                                                        61,354
 4    POST PETITION                           7,225,297     4,705,194                                                    11,930,491

 5    TOTAL OPERATING RECEIPTS                7,408,023     4,705,194            --           --       --          --    12,113,217

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                             --                                                            --
 7    SALE OF ASSETS                             38,500     7,012,936                                                     7,051,436
 8    OTHER                                     171,186            --        87,708           --       --          --       258,894
       INTERCOMPANY TRANSFERS                (4,591,461)   (2,381,789)    6,973,250           --       --                        --
               SALE EXPENSE REIMBURSEMENT
               LIFE INSURANCE CASH VALUE        152,493
               RENT                              16,000
               TAX REFUND                         2,693
               MISC                                                                                    --
               INTEREST INCOME                                               87,708

 9    TOTAL NON OPERATING RECEIPTS           (4,381,775)    4,631,147     7,060,958           --       --          --     7,310,330

10    TOTAL RECEIPTS                          3,026,248     9,336,341     7,060,958           --       --          --    19,423,547

11    CASH AVAILABLE                          3,027,731     9,241,099    33,274,654        5,010    6,050       1,000    45,555,544

   OPERATING DISBURSEMENTS
12    NET PAYROLL                               500,771       560,149       112,437                                       1,173,357
13    PAYROLL TAXES PAID                                           --       524,486                                         524,486
14    SALES, USE & OTHER TAXES PAID               9,429           770                                                        10,199
15    SECURED/RENTAL/LEASES                     496,959       130,335        71,718                                         699,012
16    UTILITIES                                 100,185        88,360       211,235                                         399,780
17    INSURANCE                                   6,099            --       597,388                                         603,487
18    INVENTORY PURCHASES                     1,269,266     1,178,079                                                     2,447,345
19    VEHICLE EXPENSE                            64,627        10,109                                                        74,736
20    TRAVEL                                     21,689        12,853           643                                          35,185
21    ENTERTAINMENT                                  --           369                                                           369
22    REPAIRS & MAINTENANCE                       2,617        19,292         2,790                                          24,699
23    SUPPLIES                                    9,375        40,685                                                        50,060
24    ADVERTISING                                                  --            --                                              --
25    OTHER                                     546,714     7,266,715    15,367,241           --       --          --    23,180,670
              LOAN PAYMENTS                     324,609     7,012,936    15,000,000                                      22,337,545
               FREIGHT                           97,953       152,540                                                       250,493
               CONTRACT LABOR                       617         1,976        31,937                                          34,530
               401 K PAYMENTS                                      --       157,719                                         157,719
               PAYROLL TAX ADVANCE ADP                                                                                           --
               WAGE GARNISHMENTS                                                                                                 --
               MISC                             123,535        99,263       177,585                                         400,383

26    TOTAL OPERATING DISBURSEMENTS           3,027,731     9,307,716    16,887,938           --       --          --    29,223,385

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                            --       492,647                                         492,647
28    US TRUSTEE FEES                                              --                                                            --
29    OTHER                                          --
30    TOTAL REORGANIZATION EXPENSE                   --            --       492,647           --       --          --       492,647

31    TOTAL DISBURSEMENTS                     3,027,731     9,307,716    17,380,585           --       --          --    29,716,032

32    NET CASH FLOW                              (1,483)       28,625   (10,319,627)          --       --          --   (10,292,485)

33    CASH-END OF MONTH                              --       (66,617)   15,894,069        5,010    6,050       1,000    15,839,512


CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 4

CASE NUMBER:      401-40787-BJH-11

                                               SCHEDULED            MONTH             MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT             FEB-01            MAR-01            APR-01
-------------------------                      ---------            ------            ------            ------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                       0                  0                 0                 0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                       0                  0                 0                 0

AGING OF POST PETITION                                      MONTH:   APRIL-01
TAXES AND PAYABLES                                                --------------

                               0 - 30           31 - 60            61 - 90             91 +
TAXES PAYABLE                   DAYS              DAYS               DAYS              DAYS             TOTAL
-------------                  ------           -------            -------             ----             -----
1.  Federal                                                                                                0
2.  State                                                                                                  0
3.  Local                                                                                                  0
4.  Other (Attach List)                                                                                    0
5.  Total Taxes Payable           0                 0                  0                 0                 0
6.  Accounts Payable              0               393                  0                 0               393

                                                            MONTH:   APRIL-01
                                                                  --------------

STATUS OF POST PETITION TAXES

                                          BEGINNING TAX       AMOUNT WITHHELD                         ENDING TAX
FEDERAL                                    LIABILITY *        AND/OR ACCRUED        (AMOUNT PAID)     LIABILITY
-------                                   -------------       ---------------       -------------     ----------
1.  Withholding **                                                                                         0
2.  FICA - Employee **                                                                                     0
3.  FICA - Employer **                                                                                     0
4.  Unemployment                                                                                           0
5.  Income                                                                                                 0
6.  Other (Attach List)                                                                                    0
7.  Total Federal Taxes                         0                   0                     0                0

STATE AND LOCAL

8.  Withholding                                                                                            0
9.  Sales                                                                                                  0
10. Excise                                                                                                 0
11. Unemployment                                                                                           0
12. Real Property                                                                                          0
13. Personal Property                                                                                      0
14. Other (Attach List)                                                                                    0
15. Total State And Local                       0                   0                     0                0
16. Total Taxes                                 0                   0                     0                0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 5

CASE NUMBER:      401-40787-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH:   APRIL-01
                                                                  --------------

BANK RECONCILIATIONS                          Account # 1       Account # 2
--------------------                          -----------       -----------
A.  BANK:                                                                        Other Accounts
B.  ACCOUNT NUMBER:                                                               (Attach List)         TOTAL
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                                            0
2.  Add: Total Deposits Not Credited                                                                      0
3.  Subtract: Outstanding Checks                                                                          0
4.  Other Reconciling Items                                                                               0
5.  Month End Balance Per Books                    0                 0                                    0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                            DATE OF           TYPE OF
BANK, ACCOUNT NAME & NUMBER                 PURCHASE         INSTRUMENT          PURCHASE PRICE     CURRENT VALUE
---------------------------                 --------         ----------          --------------     -------------

7.
8.
9.
10. (Attach List)
11. Total Investments                                                                   0                 0

CASH

12. Currency On Hand                                                                                      0
13. Total Cash - End of Month                                                                             0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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



CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 6

CASE NUMBER:      401-40787-BJH-11
                                                            MONTH:   APRIL-01
                                                                  --------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                  TYPE OF                  AMOUNT           TOTAL PAID
           NAME                   PAYMENT                   PAID             TO DATE
           ----                   -------                  ------           ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                               0                 0

                                  PROFESSIONALS

                                       DATE OF
                                     COURT ORDER                                                           TOTAL
                                     AUTHORIZING       AMOUNT        AMOUNT        TOTAL PAID            INCURRED
           NAME                        PAYMENT        APPROVED        PAID           TO DATE             & UNPAID *
           ----                      -----------      --------       ------        ----------            ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals                     0             0               0                     0

    * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                   SCHEDULED          AMOUNTS         TOTAL
                                                    MONTHLY            PAID           UNPAID
                                                   PAYMENTS           DURING           POST
                   NAME OF CREDITOR                   DUE              MONTH         PETITION
                   ----------------                ---------          -------        --------
1.
2.
3.
4.
5.   (Attach List)
6.   TOTAL                                              0                0               0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 7

CASE NUMBER:      401-40787-BJH-11
                                                            MONTH:   APRIL-01
                                                                  --------------
QUESTIONNAIRE

                                                                                              YES          NO
                                                                                              ---          --
1.    Have any Assets been sold or transferred outside the normal course of business
      this reporting period?                                                                               X
2.    Have any funds been disbursed from any account other than a debtor in
      possession account?                                                                                  X
3.    Are any Post Petition Receivables (accounts, notes, or loans) due from related
      parties?                                                                                             X
4.    Have any payments been made on Pre Petition Liabilities this reporting period?           X
5.    Have any Post Petition Loans been received by the debtor from any party?                             X
6.    Are any Post Petition Payroll Taxes past due?                                                        X
7.    Are any Post Petition State or Federal Income Taxes past due?                                        X
8.    Are any Post Petition Real Estate Taxes past due?                                                    X
9.    Are any other Post Petition Taxes past due?                                                          X
10.   Are any amounts owed to Post Petition creditors delinquent?                                          X
11.   Have any Pre Petition Taxes been paid during the reporting period?                                   X
12.   Are any wage payments past due?                                                                      X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE 1, 24 (B) AND (C)

INSURANCE

                                                                                              YES          NO
                                                                                              ---          --
1.    Are Worker's Compensation, General Liability and other necessary insurance
      coverages in effect?                                                                     X
2.    Are all premium payments paid current?                                                   X
3.    Please itemize policies below.

  If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

  TYPE OF POLICY                       CARRIER                     PERIOD COVERED         PAYMENT AMOUNT & FREQUENCY
  --------------                       -------                     --------------         --------------------------
General Liability                   Liberty Mutual                 9/1/00-9/1/01           Annual         $313,520
Umbrella                            National Union                 6/1/00-9/1/01           Annual         $103,349

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        DCM DELAWARE, INC.                        FOOTNOTES SUPPLEMENT

CASE NUMBER:      401-40787-BJH-11                             ACCRUAL BASIS

                                                            MONTH:   APRIL-01
                                                                  --------------



ACCRUAL
BASIS
FORM          LINE
NUMBER        NUMBER                                FOOTNOTE / EXPLANATION
------        ------                                ----------------------
1             24         (A) Pursuant to an Asset Purchase Agreement approved by the Court on
7              4             February 23, 2001 and effective as of the same date among Kevco, Inc.,
                             Kevco Manufacturing, LP, Wingate Management Co. II, LP and Adorn LLC,
                             certain assets and liabilities of Design Components, a division of
                             Kevco Manufacturing, LP (Case No. 401-40784-BJH-11), were transferred to Adorn, LLC. At the effective date of purchase, Buyer assumed certain executory contracts, approximately $1.6 million of Kevco Manufacturing,
                             LP's unsecured pre-petition liabilities, $3.5 million of accounts receivable, $5 million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt.

                         (B) Pursuant to an Asset Purchase Agreement approved by the Court on April
                             3, 2001 and effective as of the same date, Universal Forest Products
                             Eastern Division, Inc. purchased the assets (inventory, equipment, machinery and five of the seven facilities at which Sunbelt Wood
                             Components Division operates) of the Sunbelt division of Kevco
                             Manufacturing, L.P. Approximately $ 7 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                         (C) Debtor paid $15 million from available cash during April to Bank of
                             America to reduce pre-petition secured debt.

1             27A        Intercompany payables are to co-debtors Kevco Management Co. (Case No.
                         401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11),
                         Kevco Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Holding, Inc.
                         (Case No. 401-40785-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco
                         GP, Inc. (Case No. 401-40786-BJH-11), and Kevco Components, Inc. (Case No.
                         401-40790-BJH-11).

1             32         The direct charges to equity are due to the secured debt reductions pursuant to sales of two of Kevco Manufacturing, L.P.'s operating divisions
                         (Design Components and Sunbelt Wood) as well as a direct cash payment of
                         $15 million (See Footnote 1,24). The secured debt owed to Bank of America by Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet. Kevco, Inc.'s report will reflect the cash portion of the transaction.

3              1         Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of
                         Existing Forms and Records; (2) Authorizing Maintenance of Existing
                         Corporate Bank Accounts and Cash Management System; and (3) Extending Time
                         to Comply with 11 U.S.C. Section 345 Investment Guidelines, funds in the
                         Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor,
                         Case No. 401-40788-BJH-11). Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America DIP account.
                         A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis
                         -3. Debtor has no active bank accounts.
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